_________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 8, 2003

          Bayview Financial Securities Company, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-104181	56-2336517
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4425 Ponce de Leon Boulevard, 4th Floor Coral Gables, Florida	33146
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (305) 341-5632

                                                                None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.1

The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-104181) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $415,451,000 in aggregate principal amount of Class IO, Class A-IO, Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class B, Bayview Financial Mortgage Pass-Through Certificates, Series 2003-E on October 8, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 25, 2003, as supplemented by the Prospectus Supplement dated October 3, 2003 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of September 1, 2003, among Bayview Financial Securities Company, LLC, as depositor, Wachovia Bank, National Association, as trustee, and Wells Fargo Bank Minnesota, National Association, as master servicer.  The “Certificates” consist of the following classes:  Class IO, Class A-IO, Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class B, Class F, Class X, Class P and Class R.

The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”), the assets of which consist primarily of a pool of certain first lien, fixed and adjustable rate, fully amortizing and balloon loans secured by  single-family residential, multifamily, commercial and mixed use properties (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $416,496,240 as of September 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not Applicable.

(c)

Exhibits:

4.1

Pooling and Servicing Agreement, dated as of September 1, 2003, among Bayview Financial Securities Company, LLC, as Depositor, Wachovia Bank, National Association, as Trustee, and Wells Fargo Bank Minnesota, National Association, as Master Servicer.

99.1

Servicing Agreement, dated as of September 1, 2003, between M&T Mortgage Corporation, as Servicer and Wachovia Bank, National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYVIEW FINANCIAL SECURITIES COMPANY, LLC

By:  /s/  Stuart Waldman

        Name:  Stuart Waldman

        Title:    Vice President

Dated:  October 8, 2003

EXHIBIT INDEX

    Exhibit No.

Description

4.1

Pooling and Servicing Agreement, dated as of September 1, 2003, among Bayview Financial Securities Company, LLC, as Depositor, Wachovia Bank, National Association, as Trustee, and Wells Fargo Bank Minnesota, National Association, as Master Servicer.

99.1

Servicing Agreement, dated as of September 1, 2003, between M&T Mortgage Corporation, as Servicer and Wachovia Bank, National Association, as Trustee.